UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2024

UGI Corporation
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-11071	23-2668356
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
500 North Gulph Road, King of Prussia, PA 19406
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 610 337-1000

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	UGI	New York Stock Exchange
Corporate Units	UGIC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 26, 2024, UGI Corporation (the “Company”) held its Annual Meeting of Shareholders.  The shareholders (i) elected all eight nominees to the Board of Directors, (ii) adopted a resolution approving the Company’s executive compensation, and (iii) ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

1.
The table below sets forth (i) the number of votes cast for each director nominee, (ii) the number of votes cast against each director nominee, (iii) the number of abstentions for each director nominee, and (iv) the number of broker non-votes for each director nominee.

DIRECTOR NOMINEES	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Mario Longhi, Chair	154,550,759	4,976,045	452,661	19,804,435
M. Shawn Bort	146,741,691	12,788,226	449,548	19,804,435
Theodore A. Dosch	157,286,176	2,246,253	447,036	19,804,435
Alan N. Harris	157,318,093	2,221,605	439,767	19,804,435
William J. Marrazzo	150,847,694	8,773,296	358,475	19,804,435
Cindy J. Miller	152,341,824	7,184,117	453,524	19,804,435
N/A	N/A	N/A	N/A	19,804,435
Kelly A. Romano	156,759,291	2,778,875	441,299	19,804,435
Santiago Seage	157,751,695	1,764,627	463,143	19,804,435

2.
The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the advisory vote on the resolution to approve the Company’s executive compensation is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
125,130,422	34,213,157	635,886	19,804,435

3.	The number of votes cast for and against, the number of abstentions and the number of broker non-votes for the ratification of the appointment of Ernst & Young LLP is as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
177,024,078	2,188,255	571,567	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

January 31, 2024	By:	/s/ Jessica A. Milner
Jessica A. Milner
Secretary